The Sage Variable Annuity Account A

                        The Sage Variable Life Account A

                      Sage Life Assurance of America, Inc.

                        Supplement dated August 30, 2004

     This supplement should be attached to your prospectus for the flexible payment deferred combination fixed and variable annuity contract or the modified single payment combination fixed and variable life insurance contract.

     As you were previously informed,  effective April 30, 2004, the INVESCO VIF
- Growth Fund merged into the AIM V.I. Growth Fund. As a result of the merger, the INVESCO VIF - Growth Fund has been merged out of existence and is no longer available for investment. If you are an Asset I, Asset II or LifeAsset I Contract Owner, you may invest in the AIM V.I. Growth Fund (Series I shares) of AIM Variable Insurance Funds. The prospectus for the AIM V.I. Growth Fund has been previously sent to you.